Exhibit 99.2

Q3 2025

Supplemental Reporting Information

KITH

Realty. Trust.

ACADIA

Visit www.acadiarealty.com for additional investor and portfolio information.

Company Information

Acadia Realty Trust is an equity real estate investment trust focused on delivering long-term, profitable growth. Acadia owns and operates a high-quality core real estate portfolio of street and open-air retail properties in the nation's most dynamic retail corridors (“REIT Portfolio”), along with an investment management platform that targets opportunistic and value-add investments through its institutional co-investment vehicles (“Investment Management”). For further information, please visit www.acadiarealty.com.

Contact Information

Corporate Headquarters	Investor Relations	New York Stock Exchange
411 Theodore Fremd Avenue	(914) 288-8100	Symbol AKR
Suite 300	investorrelations@acadiarealty.com
Rye, NY 10580

Analyst Coverage

Bank of America / Merrill Lynch	Citigroup - Global Markets	KeyBanc Capital Markets, Inc.
Samir Khanal (646) 855-1497	Craig Mailman (212) 816-4471	Todd Thomas (917) 368-2286
samir.khanal@bofa.com	craig.mailman@citi.com	tthomas@key.com

Green Street Advisors	Compass Point Research & Trading	J.P. Morgan Securities, Inc.
Paulina Rojas Schmidt (949) 640-8780	Kenneth Billingsley (202) 534-1393	Michael W. Mueller, CFA (212) 622-6689
projasschmidt@greenstreet.com	kbillingsley@compasspointllc.com	michael.w.mueller@jpmorgan.com

Jefferies	Truist	Ladenburg Thalmann
Linda Tsai (212) 778-8011	Anthony Hau (212) 303-4176	Floris van Dijkum (212) 409-2075
ltsai@jefferies.com	anthony.hau@truist.com	fvandijkum@ladenburg.com

Supplemental Report September 30, 2025 – 3

Market Capitalization
(Including pro-rata share of Investment Management debt, in thousands, except per share amounts)

				Changes in Total Outstanding Common				Weighted Average
	Total Market		Capitalization	Shares and OP Units				Diluted EPS		Diluted FFO
	Capitalization ($)%		Based on Net Debt [1]		Common Shares [2]	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	131,031			Balance at 12/31/2024	119,658	4,709	124,367
Common Operating Partnership ("OP") Units	5,189			Vesting RS and LTIPs	10	598	608
Combined Common Shares and OP Units [2]	136,220			OP Conversions	113	(113)	—
				Issuance of Shares	11,172	—	11,172
Share Price at September 30, 2025	$20.15			Other	3	—	3
				Balance at 3/31/2025	130,956	5,194	136,150	121,329	121,329	129,363	129,363
Equity Capitalization - Common Shares and OP Units	$2,744,833			Vesting RS and LTIPs	27	36	63
Preferred OP Units [3]	5,159			OP Conversions	24	(24)	—
Total Equity Capitalization	2,749,992	65%	66%	Other	4	—	4
				Balance at 6/30/2025	131,011	5,206	136,217	130,981	126,182	138,909	134,266
Debt Capitalization				Vesting RS and LTIPs	—	—	—
Consolidated debt [4]	1,873,079			OP Conversions	17	(17)	—
Adjustment to reflect pro-rata share of debt	(394,775)			Other	3	—	3
Total Debt Capitalization	1,478,304	35%	34%	Balance at 9/30/2025	131,031	5,189	136,220	131,022	127,819	138,950	135,754

Total Market Capitalization [2]	$4,228,296	100%	100%

1.
Reflects debt net of $53,664 pro-rata share of REIT Portfolio and Investment Management cash.
2.
Does not include the Common Shares sold under the Forward Equity Offerings.
3.
Represents 188 Series A and 66,519 Series C Preferred OP Units convertible into 25,067 and 230,967 Common OP Units, respectively, multiplied by the Common Share price at quarter end.
4.
Reflects consolidated debt excluding $11,071 of unamortized premium and unamortized loan costs.

Supplemental Report September 30, 2025 – 4

Forward Equity Offerings
(in thousands)

Forward Equity Offerings	Shares	Anticipated Net Proceeds [1]

Beginning balance June 30, 2025 [2]	2,445	$55,536
Shares sold	10,315	202,845
Shares settled	—	—
Forward settlement adjustments	—	(1,271)
Ending balance as of September 30, 2025 [3]	12,760	257,110
Shares sold in October 2025	479	9,613
Ending balance	13,239	$266,723

1.
Amounts received upon settlement are subject to customary adjustments in accordance with the forward sales contracts, which are reflected in Forward Settlement adjustments above.
2.
Beginning balance reflects the last quarterly report issued on July 29, 2025.
3.
Ending balance reflects the fair value of the shares outstanding as of September 30, 2025.

Supplemental Report September 30, 2025 – 5

Consolidated Statements of Operations
(in thousands)

	September 30, 2025 [1]
	Quarter	Year to Date
Revenues
Rental income [8]	$98,714	$299,651
Other	2,292	6,341
Total revenues	101,006	305,992
Expenses
Depreciation and amortization	38,884	117,593
General and administrative	10,924	34,053
Real estate taxes	11,832	38,452
Property operating	16,627	52,431
Impairment charges	12,570	37,210
Total expenses	90,837	279,739

Gain on disposition of properties	2,515	2,515
Operating income	12,684	28,768
Equity in losses of unconsolidated affiliates	(3,694)	(9,598)
Interest income	6,121	18,575
Realized and unrealized holding losses on investments and other	(1,760)	(193)
Interest expense	(24,304)	(71,155)
Loss on change in control	—	(9,622)
Loss from continuing operations before income taxes	(10,953)	(43,225)
Income tax provision	(2)	(329)
Net loss	(10,955)	(43,554)
Net loss attributable to redeemable noncontrolling interests	1,567	4,960
Net loss attributable to noncontrolling interests	15,006	47,783
Net income attributable to Acadia shareholders	$5,618	$9,189

	September 30, 2025 [1]
	Quarter	Year to Date
Reconciliation of Revenues to Consolidated GAAP Revenues
Total Revenues	$95,955	$285,144
Straight-line rent income	1,436	1,963
Above/below-market rent income	2,146	6,634
Asset and property management fees	709	2,289
Development, construction, leasing and legal fees	530	1,371
Other income [8]	230	8,591
Consolidated Total GAAP Revenues	$101,006	$305,992

Reconciliation of Operating Expenses to Consolidated GAAP Property Operating Expenses
Property operating - CAM and Other	$13,254	$40,779
Other property operating (Non-CAM)	3,076	9,215
Asset and property management expense	257	872
Other	40	1,565
Consolidated Total GAAP Operating Expenses	$16,627	$52,431

Supplemental Report September 30, 2025 – 6

Consolidated Statements of Operations - Detail
(in thousands)

	September 30, 2025 [1]
REIT PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	Quarter	Year to Date
REVENUES
Minimum rents	$76,481	$224,724
Percentage rents	509	1,987
Expense reimbursements - CAM	9,960	28,797
Expense reimbursements - Taxes	8,197	27,224
Other property income	808	2,412
Total Revenues	95,955	285,144

EXPENSES
Property operating - CAM	13,254	40,779
Other property operating (Non-CAM)	3,076	9,215
Real estate taxes	11,832	38,452
Asset and property management expense	257	872
Total Expenses	28,419	89,318

NET OPERATING INCOME - PROPERTIES	67,536	195,826

OTHER INCOME (EXPENSE)
Interest income	6,121	18,575
Straight-line rent income	1,436	1,963
Above/below-market rent income	2,146	6,634
Interest expense [2]	(21,551)	(63,619)
Amortization of finance costs	(2,463)	(6,600)
Above/below-market interest expense	226	605
Finance lease interest expense	(516)	(1,541)
Other income [8]	768	8,671
Impairment charges	(12,570)	(37,210)
REIT PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	41,133	123,304

FEE AND OTHER INCOME [3]
Asset and property management fees	709	2,289
Development, construction, leasing and legal fees	530	1,371
Total Investment Management Fee Income	1,239	3,660

Other transactional expense	(55)	(733)
Total Investment Management Fee Income and Other Transactional Income	1,184	2,927

Realized gains on marketable securities and promote, net	5,076	10,482
Less: previously recognized unrealized gains on marketable securities sold	(4,355)	(9,761)
Unrealized losses on marketable securities	(2,281)	(1,103)
Income tax provision	(2)	(329)
Total Fee and Other Income	(378)	2,216

General and Administrative	(11,647)	(34,776)

Depreciation and amortization	(38,791)	(117,327)
Non-real estate depreciation and amortization	(93)	(266)
Loss on change in control	—	(9,622)
Gain on disposition of properties	2,515	2,515
Gain (loss) before equity in earnings and noncontrolling interests	(7,261)	(33,956)

Equity in losses of unconsolidated affiliates	(3,694)	(9,598)
Noncontrolling interests (including redeemable noncontrolling interests)	16,573	52,743

NET INCOME ATTRIBUTABLE TO ACADIA SHAREHOLDERS	$5,618	$9,189

Supplemental Report September 30, 2025 – 7

Statements of Operations – Pro-Rata Adjustments [7]
(in thousands)

	Quarter Ended September 30, 2025		Year to Date September 30, 2025
REIT PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
REVENUES
Minimum rents	$(29,225)	$11,290	$(88,813)	$34,835
Percentage rents	(105)	90	(434)	350
Expense reimbursements - CAM	(5,329)	2,074	(14,353)	5,496
Expense reimbursements - Taxes	(3,311)	1,655	(10,804)	5,375
Other property income	(384)	128	(1,042)	298
Total Revenues	(38,354)	15,237	(115,446)	46,354

EXPENSES
Property operating - CAM	(5,695)	1,851	(18,310)	6,295
Other property operating (Non-CAM)	(904)	241	(2,482)	715
Real estate taxes	(4,176)	2,596	(14,359)	8,494
Asset and property management expense	(445)	463	(1,406)	1,420
Total Expenses	(11,220)	5,151	(36,557)	16,924

NET OPERATING INCOME - PROPERTIES	(27,134)	10,086	(78,889)	29,430

OTHER INCOME (EXPENSE)
Interest income	(144)	34	(380)	103
Straight-line rent income	(696)	445	(1,132)	723
Above/below-market rent (expense) income	(810)	533	(2,187)	2,064
Interest expense [2]	12,701	(4,111)	39,310	(13,882)
Amortization of finance costs	875	(291)	2,664	(933)
Above/below-market interest expense	(71)	—	(189)	—
Finance lease interest expense	328	(104)	1,022	(309)
Other (expense) income [8]	(96)	—	310	205
Impairment charges	11,898	(3,132)	30,770	(3,132)
REIT PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	(3,149)	3,460	(8,701)	14,269

FEE AND OTHER INCOME [3]
Asset and property management fees	2,588	86	7,844	284
Promote income from funds, net	495	—	495	—
Development, construction, leasing and legal fees	1,869	41	5,145	287
Total Investment Management Fee Income	4,952	127	13,484	571

Other transactional expense	—	—	—	—
Total Investment Management Fee Income and Other Transactional Income	4,952	127	13,484	571

Realized gains on marketable securities and promote, net	—	—	—	—
Less: previously recognized unrealized gains on marketable securities sold	—	—	—	—
Unrealized gains on marketable securities	—	—	—	—
Income tax provision	1	(3)	150	(39)
Total Fee and Other Income	4,953	124	13,634	532

General and Administrative	593	(288)	2,218	(967)

Depreciation and amortization	14,239	(6,990)	45,008	(22,495)
Loss (gain) on disposition of properties	185	—	1,036	(937)
Gain (loss) before equity in earnings and noncontrolling interests	16,821	(3,694)	53,195	(9,598)

Equity in losses of unconsolidated affiliates	—	—	—	—
Noncontrolling interests (including redeemable noncontrolling interests) [6]	(248)	—	(452)	—

NET INCOME (LOSS) ATTRIBUTABLE TO ACADIA SHAREHOLDERS	$16,573	$(3,694)	$52,743	$(9,598)

Supplemental Report September 30, 2025 – 8

Balance Sheet
(in thousands)

ASSETS	Consolidated Balance Sheet September 30, 2025	Line Item Details:
Real estate
Buildings and improvements	$3,411,249	Components of Real estate under development:
Tenant improvements	332,990	REIT	$142,468
Land	1,147,235
Construction in progress	30,944
Right-of-use assets - finance leases	61,366
	4,983,784
Less: Accumulated depreciation and amortization	(989,377)
Operating real estate, net	3,994,407
Real estate under development	142,468	Summary of other assets, net:
Net investments in real estate	4,136,875	Deferred charges, net	$41,905
Notes receivable, net ($1,692 of allowance for credit losses)	154,765	Accrued interest receivable	9,068
Investments in and advances to unconsolidated affiliates	164,403	Due from seller	1,768
Lease intangibles, net	138,176	Prepaid expenses	19,682
Other assets, net	92,151	Other receivables	6,584
Right-of-use assets - operating leases, net	24,552	Income taxes receivable	1,250
Cash and cash equivalents	49,388	Corporate assets, net	488
Restricted cash	25,647	Deposits	742
Marketable securities	4,502	Derivative financial instruments	10,664
Straight-line rents receivable, net	46,021	Total	$92,151
Rents receivable, net	17,689
Assets of property held for sale	21,023
Total assets	$4,875,192

Liabilities:
Mortgage and other notes payable, net	$978,915
Unsecured notes payable, net	818,093
Unsecured line of credit	65,000
Accounts payable and other liabilities	177,134	Summary of accounts payable and other liabilities:
Lease liabilities - operating leases	26,969	Lease liability - finance leases, net	$31,931
Dividends and distributions payable	27,749	Accounts payable and accrued expenses	87,124
Lease intangibles, net	99,099	Deferred income	32,317
Distributions in excess of income from, and investments in, unconsolidated affiliates	17,119	Tenant security deposits, escrow and other	22,431
Total liabilities	2,210,078	Derivative financial instruments	3,331
Commitments and contingencies		Total	$177,134
Redeemable noncontrolling interests	9,114
Equity:
Acadia Shareholders' Equity
Common shares	131
Additional paid-in capital	2,708,691
Accumulated other comprehensive income	17,001
Distributions in excess of accumulated earnings	(479,803)
Total Acadia shareholders’ equity	2,246,020
Noncontrolling interests	409,980
Total equity	2,656,000
Total liabilities, redeemable noncontrolling interests, and equity	$4,875,192

Supplemental Report September 30, 2025 – 9

Balance Sheet – Pro-rata Adjustments [7]
(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
Real estate
Buildings and improvements	$(701,729)	$243,261
Tenant improvements	(55,081)	17,345
Land	(222,096)	59,601
Construction in progress	(5,697)	2,032
Right-of-use assets - finance leases	(21,584)	21,913
	(1,006,187)	344,152
Less: Accumulated depreciation and amortization	151,703	(67,530)
Operating real estate, net	(854,484)	276,622
Real estate under development	121	2,217
Net investments in real estate	(854,363)	278,839
Notes receivable, net	52,590	—
Investments in and advances to unconsolidated affiliates	(26,083)	(115,152)
Lease intangibles, net	(29,950)	8,755
Other assets, net	4,350	6,055
Right-of-use assets - operating leases, net	(1,300)	—
Cash and cash equivalents	(24,622)	5,458
Restricted cash	(7,806)	5,599
Marketable securities	—	—
Straight-line rents receivable, net	(9,609)	5,141
Rents receivable, net	(4,989)	1,309
Assets of property held for sale	(16,162)	—
Total assets	$(917,944)	$196,004

Liabilities:
Mortgage and other notes payable, net	$(558,129)	$171,520
Unsecured notes payable, net	—	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(49,062)	30,686
Lease liabilities - operating leases	(1,369)	4
Dividends and distributions payable	—	—
Lease intangibles, net	(28,371)	10,913
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(17,119)
Liabilities of properties held for sale	—	—
Total liabilities	(636,931)	196,004
Acadia Shareholders' Equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive income	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests	(281,013)	—
Total equity	(281,013)	—
Total liabilities, redeemable noncontrolling interests, and equity	$(917,944)	$196,004

Supplemental Report September 30, 2025 – 10

Notes to Financial Statements

1.
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2.
Net of consolidated capitalized interest of $2.7 million and $8.0 million, or $2.3 million and $6.4 million at the Company’s pro rata share, for the three and nine months ended September 30, 2025, respectively.
3.
Refer to Fee Income Detail page in the Supplemental Report.
4.
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and includes redeemable noncontrolling interests.
5.
Represents the Company’s pro-rata share of unconsolidated investments (which consists of unconsolidated REIT properties but also includes Investment Management assets that are held off-balance sheet), each of which are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.
6.
This represents the income allocable to Operating Partnership Units of $0.2 million and $0.5 million for the three and nine months ended September 30, 2025, respectively.
7.
The Company currently has controlling ownership interests in both (a) Investment Management (represented by Funds II, III, IV & V) and (b) non-wholly owned REIT assets. All properties which the Company is deemed to control are consolidated within the Company's financial statements.
8.
The Company recognized approximately $8.4 million of income related to its terminated lease with Whole Foods at City Center in San Francisco, CA during the first quarter of 2025, which is included in Other (expense) income for the nine months ended September 30, 2025.

Supplemental Report September 30, 2025 – 11

Funds from Operations (“FFO”), FFO Before Special Items, Adjusted Funds from Operations (“AFFO”)
(in thousands, except per share amounts)

	Quarter Ended			Year to Date	Quarter Ended	Year to Date
	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2025	September 30, 2024	September 30, 2024
Funds from operations ("FFO"):
Net Income attributable to Acadia	$1,608	$1,963	$5,618	$9,189	$8,414	$13,126
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share other than Common OP Units)	31,607	31,665	31,542	94,814	26,407	79,785
Loss (gain) on disposition on real estate properties (net of noncontrolling interest share other than Common OP Units)	—	86	(2,700)	(2,614)	(2,324)	(1,481)
Impairment charges (net of noncontrolling interest share other than Common OP Units)	1,583	4,185	3,804	9,572	—	—
Loss on change in control (net of noncontrolling interest share other than Common OP Units)	9,622	—	—	9,622	—	—
Income attributable to noncontrolling interests' share in Operating Partnership	163	175	315	653	465	978
FFO to Common Shareholders and Common OP Unit holders - Diluted	$44,583	$38,074	$38,579	$121,236	$32,962	$92,408

Add back: acquisition costs	526	152	55	733	—	—
Unrealized holding (gain) loss	(1,672)	494	2,281	1,103	1,242	5,565
Realized gain on marketable securities, net	—	5,406	4,355	9,761	2,923	10,503
FFO Before Special Items attributable to Common Shareholder and Common OP Unit holders [1]	$43,437	$44,126	$45,270	$132,833	$37,127	$108,476

Adjusted Funds from operations ("AFFO"):
FFO	$44,583	$38,074	$38,579	$121,236	$32,962	$92,408
Unrealized holding (gain) loss	(1,672)	494	2,281	1,103	1,242	5,565
Realized gain on marketable securities, net	—	5,406	4,355	9,761	2,923	10,503
Straight-line rent, net	(341)	(28)	(1,185)	(1,554)	(1,436)	(2,609)
Above/below-market rent	(2,419)	(2,223)	(1,869)	(6,511)	(1,096)	(3,587)
Amortization of finance costs	1,488	1,502	1,879	4,869	1,345	3,981
Above/below-market interest	(128)	(133)	(155)	(416)	(5)	(157)
Non-real estate depreciation	90	83	93	266	89	271
Stock-based compensation	2,400	2,888	2,904	8,192	2,388	8,732
Leasing commissions	(1,343)	(2,456)	(2,569)	(6,368)	(544)	(2,466)
Tenant improvements	(4,881)	(10,014)	(7,318)	(22,213)	(2,701)	(4,820)
Maintenance capital expenditures	(1,021)	(1,752)	(1,785)	(4,558)	(2,037)	(5,820)
AFFO to Common Shareholders and Common OP Unit holders	$36,756	$31,841	$35,210	$103,807	$33,130	$102,001

Total weighted-average diluted shares and OP Units	129,363	138,909	138,950	135,754	117,004	113,264

Diluted FFO per Common share and OP Unit:
FFO	$0.34	$0.27	$0.28	$0.89	$0.28	$0.82

FFO Before Special Items	$0.34	$0.32	$0.33	$0.98	$0.32	$0.96

1.
The Company defines FFO Before Special Items as FFO adjusted for certain unusual items including (i) charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio; (ii) the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its investment in Albertsons and (iii) any realized income or gains from the Company’s investment in Albertsons.

Supplemental Report September 30, 2025 – 12

EBITDA
(in thousands)

	Quarter Ended		Year to Date
	September 30,		September 30,
	2025	2024	2025	2024

Net income (loss) attributable to Acadia shareholders	$5,618	$8,414	$9,189	$13,126

Adjustments: [1]
Depreciation and amortization	31,635	26,496	95,080	80,056
Interest expense	12,961	13,204	38,191	40,543
Amortization of finance costs	1,879	1,345	4,869	3,981
Above/below-market interest	(155)	(5)	(416)	(157)
Gain on disposition of properties	(2,700)	(2,324)	(2,614)	(1,481)
Unrealized holding loss on investment in Albertsons and other	2,281	1,242	1,103	5,565
Realized gain	4,355	2,923	9,761	10,503
Provision for income taxes	4	16	218	157
Impairment charges	3,804	—	9,572	—
Loss on change in control	—	—	9,622	—
Noncontrolling interest - OP	248	398	452	704
EBITDA	$59,930	$51,709	$175,027	$152,997

Less: Realized gain	(4,355)	(2,923)	(9,761)	(10,503)
EBITDA excluding realized gains	$55,575	$48,786	$165,266	$142,494

1.
These amounts represent the Company’s pro-rata share of consolidated and unconsolidated investments.

Supplemental Report September 30, 2025 – 13

REIT Portfolio – Same Property Performance [1]
(in thousands)

	Quarter Ended September 30,			Year to Date September 30,
	2025	2024	% Change	2025	2024	% Change

Summary
Minimum rents	$38,340	$36,021	6.4%	$112,800	$109,261	3.2%
Expense reimbursements	8,367	9,180	(8.9)%	27,863	27,405	1.7%
Other property income	564	531	6.2%	2,353	2,137	10.1%

Total Revenue	47,271	45,732	3.4%	143,016	138,803	3.0%

Expenses
Property operating - CAM & Real estate taxes	10,639	11,916	(10.7)%	35,217	36,411	(3.3)%
Other property operating (Non-CAM)	1,752	1,569	11.7%	4,655	4,544	2.4%

Total Expenses	12,391	13,485	(8.1)%	39,872	40,955	(2.6)%

Same Property NOI - REIT properties	$34,880	$32,247	8.2%	$103,144	$97,848	5.4%

Reconciliation of Same Property NOI to REIT Portfolio NOI
NOI of Properties excluded from Same Property NOI	4,336	1,042		11,431	6,434
REIT Portfolio NOI	$39,216	$33,289		$114,575	$104,282

Other same property information
Physical Occupancy at the end of the period	93.5%	91.9%
Leased Occupancy at the end of the period	94.4%	95.0%

1.
The above amounts include the pro-rata share of the Company's REIT Portfolio consolidated and unconsolidated investments.

Supplemental Report September 30, 2025 – 14

Fee Income Detail [1]
(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other [2]	Total
Year to Date September 30, 2025
Asset and property management fees	$268	$72	$1,445	$6,439	$2,193	$10,417
Transactional fees	352	290	743	4,086	1,332	6,803
Total fees	$620	$362	$2,188	$10,525	$3,525	$17,220

Quarter Ended September 30, 2025
Asset and property management fees	$84	$24	$443	$2,133	$699	$3,383
Transactional fees	229	131	327	1,232	521	2,440
Total fees	$313	$155	$770	$3,365	$1,220	$5,823

Quarter Ended June 30, 2025
Asset and property management fees	$91	$26	$498	$2,156	$788	$3,559
Transactional fees	96	123	266	1,083	723	2,291
Total fees	$187	$149	$764	$3,239	$1,511	$5,850

Quarter Ended March 31, 2025
Asset and property management fees	$93	$22	$504	$2,150	$706	$3,475
Transactional fees	27	36	150	1,771	88	2,072
Total fees	$120	$58	$654	$3,921	$794	$5,547

1.
Fees are shown at the Company's pro-rata share and can be derived from the Consolidated Statements of Operations - Detail and Statements of Operations - Pro-Rata Adjustments. The components of the total fee income to the Company are derived by the fees included on the Consolidated Statements of Operations and the Company's share of fees from the Noncontrolling Interests in Consolidated Subsidiaries and the Company's share of fee income from Unconsolidated Subsidiaries.
2.
Other includes fees generated from non-wholly owned joint ventures (within both the REIT Portfolio and Investment Management) as well as third-party managed assets.

Supplemental Report September 30, 2025 – 15

Structured Financing Portfolio
(in thousands)

	June 30, 2025			Quarter Ended September 30, 2025
	Principal	Accrued	Ending		Repayments/	Current	Accrued		Ending	Stated Interest	Effective Interest	Maturity
Investment	Balance	Interest	Balance	Issuances	Conversions [6]	Principal	Interest		Balance	Rate	Rate	Dates [1,3]
First mortgage notes [1,2]	$59,801	$3,809	$63,610	$—	$—	$59,801	$3,809		$63,610	5.99%	6.39%	Sept 2026

Other notes [2]	181,664	35,482	217,146	71	(31,991)	149,744	22,083	[4]	171,827	10.41%	10.48%	Dec 2025 - Dec 2027

Total notes receivable	$241,465	$39,291	$280,756	$71	$(31,991)	$209,545	$25,892		$235,437	9.15%	9.32%

Reconciliation of Notes Receivable to the Pro-Rata Balance Sheet:

Total Notes Receivable per above						$209,545
Allowance for credit loss [5]						(2,190)
Total pro-rata Notes Receivable						$207,355

1.
One note which matured on April 20, 2020 in the amount of $17.8 million with accrued interest of $3.8 million was in default at September 30, 2025.
2.
Certain of the first mortgage notes and other notes enable the borrower to prepay or convert its obligations prior to the stated maturity date without penalty.
3.
Certain first mortgage notes have extension options subject to customary conditions.
4.
The decrease in the accrued interest balance includes a $16.1 million repayment during the period related to the City Point Loan conversion. Refer to Footnote 10 in the Company’s 10-Q for the period ended September 30, 2025.
5.
Allowance for credit loss includes the $0.5 million allowance for credit loss related to the City Point Loan which is classified as redeemable noncontrolling interests in the Company’s consolidated financial statements in accordance with GAAP.
6.
During the third quarter, a portion of the City Point Loan was converted, which was comprised of $31.9 million and $15.1 million of principal and interest, respectively. Refer to Footnote 6 on Transactional Page and Footnote 3 in the Company’s 10-Q for the period ended September 30, 2025.

Supplemental Report September 30, 2025 – 16

Transactional Activity
(in thousands)

Property Acquisitions and Dispositions
Property Name	Location	Date of Transaction	Transaction Amount [1]	Ownership % [2]	Investment Management Share	Acadia Share

ACQUISITIONS [3]

REIT Portfolio:
106 Spring Street	New York, NY	January 2025	$55,137	100%	$—	$55,137
73 Wooster Street	New York, NY	January 2025	25,459	100%	—	25,459
Renaissance Portfolio	Georgetown, Washington D.C.	January 2025	245,700	48%	—	117,936
95, 97 and 107 North 6th Street [3]	Williamsburg Brooklyn, NY	April 2025	59,668	100%	—	59,668
85 5th Avenue [3]	New York, NY	April 2025	47,014	100%	—	47,014
70 and 93 North 6th Street	Williamsburg Brooklyn, NY	June 2025	50,323	100%	—	50,323
2117 N. Henderson Avenue	Dallas, TX	July 2025	904	100%	—	904
Subtotal REIT Portfolio:			484,205		—	356,441

Investment Management:
Other Co-Investment Vehicles:
Pinewood Square [4]	Lake Worth, FL	March 2025	68,207	100%	—	68,207
The Avenue at West Cobb [4]	Marietta, GA	September 2025	62,701	100%	—	62,701
Subtotal Investment Management:			130,908		—	130,908

TOTAL ACQUISITIONS			$615,113		$—	$487,349

DISPOSITIONS

REIT Portfolio:
Mad River Station	Dayton, OH	August 2025	$15,020	100%	$—	$15,020

Investment Management:
Fund III:
640 Broadway	New York, NY	September 2025	49,500	100%	49,500	12,147

FUND IV:
Eden Square	Bear, DE	June 2025	28,040	90%	25,236	5,835
1035 Third Avenue	New York, NY	October 2025	22,000	100%	22,000	5,086
Subtotal Investment Management:			99,540		96,736	23,068

TOTAL DISPOSITIONS			$114,560		$96,736	$38,088

Structured Financing Activity
Note Description	Transaction Type	Date of Transaction	Transaction Amount	Ownership % [2]	Investment Management Share	Acadia Share

Georgetown Renaissance - NCI Holder [5]	Other Loan	January 2025	$18,277	100%	$—	$18,277
850 Third Avenue	Mezzanine Loan	April 2025	28,465	100%	—	28,465
City Point Loan [6]	Conversion	September 2025	56,018	100%	—	56,018
			$102,760		$—	$102,760

Supplemental Report September 30, 2025 – 17

Transactional Activity
(in thousands)

1.
Transaction amounts include capitalized costs, where applicable. Refer to Note 2 in the Company’s latest Form 10-Q or 10-K for further discussion of any such transactions.
2.
Ownership percentages for those properties in Funds II, III, IV, and V within our Investment Management platform represent the respective Investment Management’s ownership, not the Company’s proportionate share.
3.
97 North 6th Street and 85 5th Avenue were acquired with executed leases in place, that had not yet commenced. The 97 North 6th Street lease commenced in the third quarter of 2025. It is anticipated that the 85 5th Avenue lease will commence in the fourth quarter of 2025. Prior to rent commencement, the Company will capitalize interest on qualifying assets. Accordingly, 85 5th Avenue remains classified as pre-stabilized (refer to the Development and Redevelopment Activity page), and the expected ABR of approximately $2.8 million has been excluded from our SNO pipeline.
4.
The Company intends to bring in strategic institutional investor(s) to complete the capitalization of these properties. No assurances can be given that the Company will successfully identify and close on such a transaction.
5.
The Company paid down approximately $57.1 million of an assumed mortgage within the Renaissance Portfolio. This amount represents its noncontrolling interest holders’ 32% share of such payment.
6.
In the third quarter of 2025, a Fund II partner exercised its put right, and the Company acquired the partner’s 18.33% interest for total consideration of approximately $56.0 million (which comprised the assumption of the redeeming partner’s portion of the City Point Loan and accrued interest balance of $48.0 million and a cash payment of $8.0 million), increasing its ownership in Fund II from 61.67% to 80%. Refer to Note 10 in the Company’s 10-Q for the period ended September 30, 2025.

Supplemental Report September 30, 2025 – 18

2025 Revised Guidance

The Company has maintained its Funds From Operations Before Special Items and Realized Gains guidance per share (at the midpoint) and updated its 2025 Net earnings and NAREIT FFO per diluted share annual guidance, primarily to reflect the decline in the share price of Albertson’s stock, as follows:

	2025 Guidance
	Revised [1]	Prior [2]
Net earnings per share attributable to Common Shareholders	$0.12-$0.14	$0.09 to $0.13
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share other than Common OP Units)	0.93	1.00
Gain on disposition on real estate properties (net of noncontrolling interest share other than Common OP Units)	(0.02)	—
Impairment charges (net of noncontrolling interest share other than Common OP Units)	0.07	0.04
Loss on change in control	0.07	0.08
Adjustment of redeemable noncontrolling interest to estimated redemption value	0.02	—
Noncontrolling interest in Operating Partnership	0.01	0.01
NAREIT Funds from operations per share attributable to Common Shareholders and Common OP Unit holders	$1.20-$1.22	$1.22-$1.26
Net unrealized holding loss (gain) [3]	0.01	(0.01)
Transaction costs	0.01	—
Funds from Operations Before Special Items and Realized Gains per share attributable to Common Shareholders and Common OP Unit holders	$1.22-$1.24	$1.21-$1.25
Realized gains on marketable securities [4]	0.10	0.11-0.14
Funds from Operations Before Special Items per share attributable to Common Shareholders and Common OP Unit holders	$1.32-$1.34	$1.32-$1.39

1.
Totals may not foot due to rounding.
2.
As disclosed in the Company’s July 29, 2025 earnings release and supplemental report. Certain per share differences between the revised and prior guidance relate to the increased number of shares.
3.
This represents the actual unrealized mark-to-market holdings loss related to the Company's investment in Albertsons, which was recognized in NAREIT FFO for the nine months ended September 30, 2025. The Company has not reflected any forward-looking estimates involving future unrealized holding gains or losses (i.e., changes in share price) on Albertsons in its 2025 guidance assumptions.
4.
It is the Company's policy to exclude unrealized gains and losses from FFO Before Special Items and to include realized gains related to the Company's investment in Albertsons. The Company realized gains of $0.03 per share for the three months ended September 30, 2025. The Company has revised its prior guidance of $16-$19 million of realized gains and promotes to $14-$15 million.

Supplemental Report September 30, 2025 – 19

9

Net Asset Valuation Information
(in thousands)

	REIT	FUND II [3]	FUND III	FUND IV	FUND V	Other Co-Investment Vehicles [5]

Acadia Ownership Percentage	N/A	80.00%	24.54%	23.12%	20.10%	5% to 20%

Current Quarter NOI
At Pro-Rata [1]
Net Operating Income [2]	$39,216	N/A3	$119	$493	$5,554	$2,214
Less:
Net operating income from properties sold or assets held for sale	—	N/A3	(119)	(127)	—	—
Net operating income from pre-stabilized assets, development and redevelopment projects [4]	(1,416)	N/A 3	—	(62)	—	—
Net Operating Income of stabilized assets	$37,800	N/A 3	$—	$304	$5,554	$2,214

Costs to Date (Pro-Rata)
Assets held for sale	$—	N/A [3]	$—	$13,701	$—	$—
Pre-stabilized assets [4]	433,899	N/A [3]	—	30,632	—	—
Development and redevelopment projects [6]	493,400	N/A 3	8,600	27,800	—	—
Total Costs to Date	$927,299	N/A 3	$8,600	$72,133	$—	$—

Debt (Pro-Rata)	$1,167,208	$103,642	$—	$28,328	$148,776	$30,350

1.
This Net Asset Valuation Information page shows Acadia’s pro-rata portion of the REIT and Investment Management Net Operating Income.
2.
Does not include a full quarter of NOI for any assets purchased during the current quarter. See Transactional Activity page in this Supplemental Report for descriptions of those acquisitions.
3.
Fund II has been substantially liquidated except for its investment in City Point. Amounts omitted as only remaining asset is City Point.
4.
Pre-stabilized assets consist of the following projects for REIT: Route 6 Mall, 664 N. Michigan Avenue, 651-671 West Diversey, 2323-2409 Henderson Avenue, City Center and 85 5th Avenue; Fund II: City Point; Fund IV: 210 Bowery, 801 Madison, and 27 E 61st Street.
5.
As of September 30, 2025, 1035 Third Avenue was classified as held for sale and was subsequently sold in October 2025. Refer to Footnote 2 in the Company’s 10-Q.
6.
Other Co-investment vehicles currently include the Company’s ownership interest in Shops at Grand Avenue, Walk at Highwoods Preserve, the LINQ Promenade, Pinewood Square (wholly-owned as of September 30, 2025), and The Avenue at West Cobb (wholly-owned as of September 30, 2025).
7.
Refer to Development and Redevelopment Activity page for projects.

Supplemental Report September 30, 2025 – 20

Selected Financial Ratios
(in thousands, except per share amounts)

	Quarter Ended September 30,		Year to Date September 30,			Quarter Ended September 30,
COVERAGE RATIOS [1]	2025	2024	2025	2024	LEVERAGE RATIOS	2025	2024
Fixed-Charge Coverage Ratios					Debt/Market Capitalization Ratios

EBITDA[1] divided by:	$59,930	$51,709	$175,027	$152,997	Debt + Preferred Equity (Preferred OP Units)	$1,483,463	$1,190,418
Interest expense	12,961	13,204	38,191	40,543	Total Market Capitalization	4,228,296	3,975,475
Principal Amortization	1,216	2,647	2,729	8,922	Debt + Preferred Equity/
Preferred Dividends[2]	67	67	201	274	Total Market Capitalization	35%	30%
Fixed-Charge Coverage Ratio - REIT Portfolio and Investment Management	4.2x	3.2x	4.3x	3.1x
					Net debt + Preferred Equity [4]	$1,172,689	$1,159,647
Payout Ratios					Total Market Capitalization	4,228,296	3,975,475
					Net Debt + Preferred Equity/
Dividends declared (per share/OP Unit)	$0.20	$0.19	$0.60	$0.55	Total Market Capitalization	28%	29%

Dividends (Shares) & Distributions (OP Units) declared	$27,652	$22,747	$82,937	$62,944
FFO [3]	38,579	32,962	121,236	92,408
FFO Payout Ratio	72%	69%	68%	68%	Debt/EBITDA Ratios

AFFO [3]	35,210	33,130	103,807	102,001	Net debt [4]	$1,167,530	$1,153,635
AFFO Payout Ratio	79%	69%	80%	62%	EBITDA	234,957	204,706
					EBITDA excluding Realized Gains	223,980	191,280
FFO Before Special Items	45,270	37,127	132,833	108,476	Net Debt/EBITDA - REIT and Investment Management	5.0x	5.6x
FFO Before Special Items Payout Ratio	61%	61%	62%	58%	Net Debt/EBITDA excluding Realized Gains - REIT and Investment Management	5.2x	6.0x

	EBITDA
	Year to Date	Year to Date
Reconciliation of EBITDA to Annualized EBITDA	September 30, 2025	December 31, 2024

Year to Date EBITDA as reported	$175,027	$206,274
Add: Projected EBITDA [5]	59,930	—
Annualized EBITDA	234,957	206,274

Year to Date Realized gain and Promote as reported	10,977	14,188
Year to Date EBITDA excluding realized gains	$223,980	$192,086

Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

1.
See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.
2.
Represents preferred distributions on Preferred Operating Partnership Units.
3.
See Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”) for a reconciliation of AFFO to Net Income attributable to Acadia.
4.
Net debt is calculated by deducting the current REIT Portfolio, along with the pro-rata share of Investment Management’s cash and restricted cash balances as of period-end. It also includes the estimated proceeds of $257.1 million as of September 30, 2025 from the physical settlement of forward sales agreements, assuming such settlement were to occur.
5.
Annualized EBITDA does not include the annualized impact of acquisitions completed in the quarter or anticipated realized gains and promote.

Supplemental Report September 30, 2025 – 21

Portfolio Debt – Summary
(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	REIT Portfolio		Investment Management		Total					Reconciliation to Consolidated Debt as Reported
Debt Type	Principal Balance	WA Years to Maturity [6]	Principal Balance	WA Years to Maturity [6]	Principal Balance	WA Years to Maturity [6]	Swap Notional	Adjusted Debt Total	Interest Rate	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$271,092	3.2	$21,881	2.3	$292,973	3.1	$1,039,698	$1,332,671		$290,158	$(132,276)	$1,490,553
Variable-Rate Debt [5]	896,116	3.3	289,215	1.9	1,185,331	2.9	(1,039,698)	145,633		270,781	(33,888)	382,526

Total	$1,167,208	3.3	$311,096	2.0	$1,478,304	3.0	$—	$1,478,304	4.5%	$560,939	$(166,164)	1,873,079

Unamortized premium					846							1,151
Net unamortized loan costs					(11,101)							(12,222)
Contingent loan obligation					7,163							—
Total					$1,475,212							$1,862,008

1.
Fixed-rate debt includes notional principal fixed through swap transactions. The interest rate includes the impact of swaps; refer to the Swap Interest Rate Summary page.
2.
Represents the Company's pro-rata share of debt based on its percent ownership.
3.
Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.
Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.
Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.
Based on debt maturity date without regard to available extension options.

Supplemental Report September 30, 2025 – 22

Portfolio Debt – Detail
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		September 30, 2025	Percent	Amount	Rate	Maturity Date	Options

REIT PORTFOLIO

Fixed-Rate Debt

840 N. Michigan Avenue [2]		$30,000	94.35%	$28,305	N/A	12/10/26	None
239 Greenwich Avenue		25,931	75.00%	19,448	4.00%	07/10/27	1x60 mos.
$20M Senior Note, Series A		20,000	100.00%	20,000	5.86%	08/21/27	None
Georgetown Portfolio (2008 Investment)		13,571	50.00%	6,785	4.72%	12/10/27	None
555 9th Street		57,500	100.00%	57,500	3.99%	01/01/28	1x24 mos.
State & Washington		20,148	100.00%	20,148	4.40%	09/05/28	None
$80M Senior Note, Series B		80,000	100.00%	80,000	5.94%	08/21/29	None
North & Kingsbury		9,582	100.00%	9,582	4.01%	11/05/29	None
151 N. State Street		11,536	100.00%	11,536	4.03%	12/01/29	None
Concord & Milwaukee		2,128	100.00%	2,128	4.40%	06/01/30	None
Gotham Plaza		28,000	49.00%	13,720	5.90%	10/05/34	None
California & Armitage		1,940	100.00%	1,940	5.89%	04/15/35	None
Sub-Total Fixed-Rate Debt		300,336		271,092

Variable-Rate Debt

Georgetown Portfolio (2016 Investment)		102,000	68.00%	69,366	SOFR+1.55%	11/06/26	2x12 mos.
Revolving Credit Facility [3]		65,000	100.00%	65,000	SOFR+1.25%	04/15/28	2x6 mos.
Term Loan		400,000	100.00%	400,000	SOFR+1.40%	04/15/28	2x6 mos.
Crossroads Shopping Center		75,000	49.00%	36,750	SOFR+1.95%	11/04/29	2x12 mos.
$75 Million Term Loan		75,000	100.00%	75,000	SOFR+1.20%	05/29/30	None
$250 Million Term Loan		250,000	100.00%	250,000	SOFR+1.20%	07/25/30	None
Sub-Total Variable-Rate Debt		967,000		896,116
Total Debt - REIT Portfolio		$1,267,336		$1,167,208

INVESTMENT MANAGEMENT

Fixed-Rate Debt

650 Bald Hill Road	Fund IV	$14,675	20.81%	$3,054	3.75%	06/01/26	None
Shoppes at South Hills	Fund V	32,640	18.09%	5,904	5.95%	03/01/28	1x12 mos.
Broughton Street Portfolio	Fund IV	25,939	23.12%	5,997	5.62%	06/01/28	None
Canton Marketplace	Fund V	34,460	20.10%	6,926	6.29%	06/01/28	None
Sub-Total Fixed-Rate Debt		107,713		21,881

Variable-Rate Debt [1]

1964 Union	Fund IV	1,310	20.81%	273	SOFR+2.25%	10/01/25	None
Tri-City Plaza	Fund V	35,169	18.09%	6,362	SOFR+2.00%	10/18/25	None
Lincoln Commons	Fund V	35,154	20.10%	7,066	SOFR+3.10%	11/25/25	1x24 mos.
717 N Michigan Avenue	Fund IV	46,000	23.12%	10,635	SOFR+3.33%	12/09/25	None
Frederick County Square	Fund V	24,495	18.09%	4,431	SOFR+2.51%	01/01/26	None
Hiram Pavilion	Fund V	26,622	20.10%	5,351	SOFR+2.30%	03/05/26	1x12 mos.
Acadia Strategic Opportunity Fund IV Term Loan	Fund IV	36,200	23.12%	8,369	SOFR+2.15%	03/31/26	None
New Towne Center	Fund V	15,801	20.10%	3,176	SOFR+2.20%	05/01/26	None
Fairlane Green	Fund V	31,174	20.10%	6,266	SOFR+2.30%	06/05/26	None
Trussville Promenade	Fund V	27,837	20.10%	5,595	SOFR+2.30%	06/15/26	None
Cypress Creek	Fund V	32,200	20.10%	6,472	SOFR+2.80%	09/01/26	1x12 mos.
Hickory Ridge	Fund V	26,063	20.10%	5,239	SOFR+2.30%	10/05/26	1x12 mos.
Monroe Marketplace	Fund V	25,300	20.10%	5,085	SOFR+2.76%	11/12/26	None
Maple Tree Place	Fund V	45,721	20.10%	9,190	SOFR+2.85%	02/14/27	2x12 mos.
Wood Ridge Plaza	Fund V	36,126	18.09%	6,535	SOFR+2.90%	03/21/27	None
La Frontera	Fund V	55,500	18.09%	10,040	SOFR+2.61%	06/10/27	None
Midstate	Fund V	57,000	20.10%	11,457	SOFR+1.75%	08/04/27	2x12 mos.
Landstown Commons	Fund V	58,139	20.10%	11,686	SOFR+2.20%	10/24/27	2x12 mos.

Supplemental Report September 30, 2025 – 23

Portfolio Debt – Detail
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		September 30, 2025	Percent	Amount	Rate	Maturity Date	Options
Riverdale FC	Fund V	37,934	17.97%	6,818	SOFR+2.46%	11/01/27	None
LINQ Promenade	IMP	175,000	15.00%	26,250	SOFR+1.75%	12/12/27	1x24 mos.
Santa Fe Plaza	Fund V	22,893	20.10%	4,601	SOFR+2.10%	12/20/27	2x12 mos.
Elk Grove Commons	Fund V	41,000	20.10%	8,241	SOFR+2.00%	12/20/27	1x12 mos.
Palm Coast Landing	Fund V	25,999	20.10%	5,226	SOFR+2.15%	02/01/28	None
Mohawk Commons	Fund V	39,299	18.09%	7,109	SOFR+2.00%	03/01/28	None
City Point	Fund II	137,500	75.38%	103,642	SOFR+1.90%	08/01/28	1x12 mos.
The Walk at Highwoods Preserve	IMP	20,500	20.00%	4,100	SOFR+2.50%	10/25/28	1x12 mos.

Sub-Total Variable-Rate Debt		1,115,936		289,215
Total Debt - Investment Management		1,223,649		311,096
Total Debt - REIT Portfolio and Investment Management		$2,490,986		$1,478,304

1.
The Company has hedged a portion of its variable-rate debt with multiple variable to fixed-rate swap agreements which have various maturities (see Swap Interest Rate Summary of this Supplemental report which highlights the notional and fixed base rate). The indicated maturity for each loan reflects the contractual maturity date of the loan without regard to the expiration of the related swap agreements.
2.
The Company makes cash payments at a stated interest rate of 6.5% on the outstanding principal balance. Following the modification of the loan in December 2023, the effective interest rate for GAAP purposes is zero.
3.
The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.

Supplemental Report September 30, 2025 – 24

Future Debt Maturities [1]
(in thousands)

REIT Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2025 (Remainder)	$712	$—	$712	$620	$—	$—	$620	N/A	N/A
2026	5,418	132,000	137,418	5,040	28,305	69,365	102,710	—	1.55%
2027	5,267	57,537	62,804	4,954	45,053	—	50,007	4.91%	N/A
2028	1,900	535,362	537,262	1,866	70,360	465,000	537,226	4.10%	1.38%
2029	1,886	171,338	173,224	1,538	97,088	36,383	135,009	5.54%	1.95%
Thereafter	1,296	354,620	355,916	1,296	15,340	325,000	341,636	5.72%	1.20%
Total	$16,479	$1,250,857	$1,267,336	$15,314	$256,146	$895,748	$1,167,208

Investment Management	Contractual Debt Maturities			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2025 (Remainder)	$1,837	$117,492	$119,329	$358	$—	$24,308	$24,666	N/A	2.90%
2026	5,330	257,934	263,264	1,026	2,992	49,558	53,576	3.75%	2.40%
2027	6,439	522,796	529,235	1,198	—	93,601	94,799	N/A	2.17%
2028	509	311,312	311,821	97	18,391	119,567	138,055	5.97%	1.94%
2029	—	—	—	—	—	—	—	N/A	N/A
Thereafter	—	—	—	—	—	—	—	N/A	N/A
Total	$14,115	$1,209,534	$1,223,649	$2,679	$21,383	$287,034	$311,096

1.
Does not include any applicable extension options or subsequent refinancing.
2.
The amounts in the table reflect the all-in fixed rate for maturing debt with a fixed rate, and the spread above the applicable index (typically SOFR) on variable rate debt. The rate does not reflect the all-in rate for variable rate obligations. Refer to Swap Interest Rate Summary page for interest rate protection agreements that fix our variable rate debt.

Supplemental Report September 30, 2025 – 25

Future Debt Maturities – As Extended [1]
(in thousands)

REIT Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2025 (Remainder)	$712	$—	$712	$620	$—	$—	$620	N/A	N/A
2026	5,418	30,000	35,418	5,040	28,305	—	33,345	—	N/A
2027	5,267	32,401	37,668	4,954	26,201	—	31,155	5.57%	N/A
2028	1,900	119,862	121,762	1,866	17,862	69,365	89,093	4.40%	1.55%
2029	1,886	562,088	563,974	1,538	97,088	465,000	563,626	5.54%	1.38%
Thereafter	1,296	506,506	507,802	1,296	86,692	361,381	449,369	4.32%	1.28%
Total	$16,479	$1,250,857	$1,267,336	$15,314	$256,148	$895,746	$1,167,208

Investment Management	Extended Debt Maturities [1]			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2025 (Remainder)	$1,837	$82,436	$84,273	$358	$—	$17,262	$17,620	N/A	2.82%
2026	5,330	174,199	179,529	1,026	2,992	32,726	36,744	3.75%	2.35%
2027	6,439	243,806	250,245	1,198	—	46,450	47,648	N/A	2.66%
2028	509	162,954	163,463	97	12,718	20,067	32,882	5.98%	2.04%
2029	—	546,139	546,139	—	5,673	170,529	176,202	5.95%	1.96%
Thereafter	—	—	—	—	—	—	—	N/A	N/A
Total	$14,115	$1,209,534	$1,223,649	$2,679	$21,383	$287,034	$311,096

1.
Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancing.
2.
The amounts in the table reflect the all-in fixed rate for maturing debt with a fixed rate, and the spread above the applicable index (typically SOFR) on variable rate debt. The rate does not reflect the all-in rate for variable rate obligations. Refer to Swap Interest Rate Summary page for interest rate protection agreements that fix our variable rate debt.

Supplemental Report September 30, 2025 – 26

Swap Interest Rate Summary [1]
(in thousands)

Maturity	Acadia's Pro-rata Notional Amount	Weighted Average Fixed SOFR [2]
October 2025	$6,362	4.2%
March 2026	5,351	4.5%
April 2026	11,020	2.9%
May 2026	3,177	3.5%
June 2026	6,262	1.2%
October 2026	5,239	3.7%
November 2026	73,517	3.9%
December 2026	5,996	4.3%
June 2027	5,020	3.4%
July 2027	125,000	2.1%
August 2027	8,593	3.5%
December 2027	118,288	2.7%
February 2028	5,226	3.4%
March 2028	57,109	2.8%
April 2028	75,000	3.3%
June 2028	50,000	2.9%
July 2028	25,000	3.4%
August 2028	50,000	3.4%
February 2029	50,000	1.4%
June 2029	25,000	0.5%
July 2029	25,000	0.1%
October 2029	4,100	3.7%
November 2029	36,750	3.8%
December 2029	87,688	3.4%
April 2030	50,000	3.1%
July 2030	125,000	2.7%
Total	$1,039,698	2.8%

1.
Includes the Company's pro-rata share of consolidated and unconsolidated interest rate swaps to hedge against interest variability on REIT and Investment Management debt.
2.
Represents the effective strike (fixed) rate on the swap, inclusive of the amortization of deferred gains/losses on terminated swaps, that the Company pays in exchange for receiving SOFR.

Supplemental Report September 30, 2025 – 27

Core Portfolio Retail Properties – Detail [1]

	Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF	Key Tenants

STREET AND URBAN RETAIL
Chicago Metro						`
Rush and Walton Streets Collection (6 properties)	2011 2012	100.0%	40,590	—	—	40,590	93.0%	—%	—%	93.0%	93.0%	$8,348,326	$221.18	Kith, Lululemon, Reformation, Veronica Beard, St. Laurent, Brandy Melville
Clark Street and W. Diversey Collection (4 properties)	2011 2012	100.0%	53,099	—	—	53,099	89.0%	—%	—%	89.0%	89.0%	2,260,635	47.81	Starbucks, TJ Maxx, J Crew Factory, Trader Joe's, Sephora
Halsted and Armitage Collection (13 properties)	2011 2012 2019 2020	100.0%	53,220	—	—	53,220	91.7%	—%	—%	91.7%	100.0%	2,695,831	55.22	Serena and Lily, Faherty, Jenny Kayne, Warby Parker, Kiehl's, Solidcore, Rails
North Lincoln Park Chicago Collection (6 properties)	2011 2014	100.0%	22,125	—	27,796	49,921	13.6%	—%	77.6%	49.2%	55.5%	909,741	37.04	Guitar Center, Carhartt
State and Washington	2016	100.0%	65,401	—	—	65,401	100.0%	—%	—%	100.0%	100.0%	2,768,673	42.33	Nordstrom Rack, Uniqlo
151 N. State Street	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,573,000	57.44	Walgreens
North and Kingsbury	2016	100.0%	41,791	—	—	41,791	100.0%	—%	—%	100.0%	100.0%	2,015,292	48.22	Old Navy, Backcountry
Concord and Milwaukee	2016	100.0%	13,147	—	—	13,147	88.6%	—%	—%	88.6%	100.0%	432,125	37.11	—
California and Armitage	2016	100.0%	—	—	18,275	18,275	—%	—%	72.7%	72.7%	90.8%	710,858	53.47	—
Roosevelt Galleria	2015	100.0%	—	—	37,995	37,995	—%	—%	89.7%	89.7%	89.7%	823,131	24.15	Petco, Vitamin Shoppe, Dollar Tree
Sullivan Center	2016	100.0%	176,181	—	—	176,181	83.8%	—%	—%	83.8%	83.8%	5,594,913	37.90	Target
			492,939	—	84,066	577,005	87.4%	—%	82.0%	86.6%	88.7%	$28,132,525	$56.31
New York Metro
Soho Collection/West Village (19 properties)	2011 2014 2019 2020 2022 2024 2025	100.0%	69,643	—	—	69,643	89.4%	—%	—%	89.4%	96.3%	$20,251,323	$325.27	Reiss, Vuori, Zimmermann, Madewell, John Varvatos Watches of Switzerland, Frame, Theory, Bang & Olufsen, Marine Layer
5-7 East 17th Street	2008	100.0%	8,658	—	—	8,658	100.0%	—%	—%	100.0%	100.0%	1,071,637	123.77	Narkara
200 West 54th Street	2007	100.0%	5,932	—	—	5,932	98.8%	—%	—%	98.8%	98.8%	1,614,127	275.35	—
4401 White Plains Road	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21	Walgreens
Bartow Avenue	2005	100.0%	—	—	14,824	14,824	—%	—%	100.0%	100.0%	100.0%	506,641	34.18	Wingstop

Supplemental Report September 30, 2025 – 28

Core Portfolio Retail Properties – Detail [1]

	Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF	Key Tenants
Greenwich/Westport Collection (4 properties)	1998 2012 2014	89.5%	39,593	—	—	39,593	100.0%	—%	—%	100.0%	100.0%	4,540,277	114.67	Veronica Beard, The RealReal, Blue Mercury, Splendid, Swarvoski, Watches of Switzerland
2914 Third Avenue	2006	100.0%	—	21,650	18,953	40,603	—%	100.0%	100.0%	100.0%	100.0%	1,131,422	27.87	Planet Fitness
868 Broadway	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	881,322	433.94	Dr. Martens
313-315 Bowery [2]	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	527,076	79.86	John Varvatos
120 West Broadway	2013	100.0%	13,838	—	—	13,838	100.0%	—%	—%	100.0%	100.0%	2,506,696	181.15	Citizens Bank, Citi Bank
2520 Flatbush Avenue	2014	100.0%	—	—	29,114	29,114	—%	100%	100.0%	100.0%	100.0%	1,297,818	44.58	Bob's Discount Furniture, Capital One
Williamsburg Bedford Avenue Collection [3]	2022	100.0%	50,842	—	—	50,842	88.2%	—%	—	88.2%	100.0%	4,962,985	110.70	Sephora, SweetGreen, Levain Bakery, Alo Yoga
Williamsburg North 6th Collection [3] (7 properties)	2024 2025	100.0%	56,615	—	—	56,615	100.0%	—%	—	100.0%	100.0%	8,432,801	148.95	Lululemon, Madewell, On Running, Abercrombie and Fitch, Birkenstock, Patagonia
991 Madison Avenue	2016	100.0%	7,512	—	—	7,512	100.0%	—%	—%	100.0%	100.0%	3,780,849	503.31	Vera Wang, Gabriela Hearst
Gotham Plaza	2016	49.0%	—	—	25,931	25,931	—%	—%	75.4%	75.4%	75.4%	1,672,236	85.48	Bank of America, Footlocker, Apple Bank
			261,264	34,614	88,822	384,700	94.8%	100.0%	92.8%	94.8%	97.7%	$53,802,209	$147.46
Los Angeles Metro
8833 Beverly Blvd	2022	97.0%	9,757	—	—	9,757	100.0%	—%	—%	100.0%	100.0%	$1,390,888	$142.55	Luxury Living
Melrose Place Collection	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	3,222,128	230.15	The Row, Chloe, Oscar de la Renta
			23,757	—	—	23,757	100.0%	—%	—%	100.0%	100.0%	$4,613,016	$194.18
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	2012	100.0%	20,669	—	—	20,669	21.9%	—%	—%	21.9%	21.9%	$311,541	$68.97	TD Bank
14th Street Collection (3 properties)	2021	100.0%	19,077	—	—	19,077	76.4%	—%	—%	76.4%	76.4%	1,396,848	95.83	Verizon, Long and Foster, VSV Wine Bar, Tile Bar
Rhode Island Place Shopping Center	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	88.5%	93.5%	93.5%	1,957,308	36.30	Ross Dress for Less
M Street and Wisconsin Corridor (27 Properties) [4]	2011 2016 2019	68.0%	262,412	—	—	262,412	92.9%	—%	—%	92.9%	94.9%	18,810,639	77.14	Lululemon, Duxiana, Reformation, Glossier, Alo Yoga, Aritzia, Skims, J Crew, Google
			302,158	25,134	32,533	359,825	87.0%	100.0%	88.5%	88.1%	89.5%	$22,476,335	$70.94
Boston Metro

Supplemental Report September 30, 2025 – 29

Core Portfolio Retail Properties – Detail [1]

	Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF	Key Tenants
165 Newbury Street	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	$321,953	$306.62	Starbucks

Dallas Metro
Henderson Avenue Portfolio (14 properties)	2022 2024 2025	100.0%	53,017	31,635	—	84,652	83.7%	100.0%	—%	89.8%	89.8%	$3,059,669	$40.24	Sprouts Market, Warby Parker, Tecovas

Total Street and Urban Retail			1,134,185	91,383	205,421	1,430,989	89.1%	100.0%	87.7%	89.6%	91.6%	$112,405,707	$87.67

Acadia Share Total Street and Urban Retail			1,045,800	91,383	192,196	1,329,380	88.8%	100.0%	88.6%	89.5%	91.6%	$105,169,028	$88.35

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	1998	100.0%	—	43,531	100,457	143,988	—%	100.0%	92.5%	94.8%	94.8%	$3,589,545	$26.30	Walgreens, Lidl, Chase Bank, City MD, Five Below
Marketplace of Absecon	1998	100.0%	—	46,724	57,832	104,556	—%	75.8%	80.4%	78.3%	78.3%	1,605,630	19.61	Walgreens, Dollar Tree, Aldi

New York
Village Commons Shopping Center	1998	100.0%	—	—	87,128	87,128	—%	—%	88.8%	88.8%	88.8%	2,748,844	35.52	Citibank, Ace Hardware
Branch Plaza	1998	100.0%	—	76,264	47,081	123,345	—%	73.5%	89.9%	79.7%	79.7%	2,809,967	28.57	LA Fitness
Amboy Center	2005	100.0%	—	37,266	26,106	63,372	—%	100.0%	80.8%	92.1%	92.1%	2,127,536	36.45	Stop & Shop (Ahold)
Crossroads Shopping Center	1998	49.0%	—	202,727	108,990	311,717	—%	93.9%	89.7%	92.4%	98.1%	9,539,154	33.12	HomeGoods, PetSmart, BJ's Wholesale Club, O'Reilly Auto Parts
New Loudon Center	1993	100.0%	—	241,746	16,643	258,389	—%	95.0%	100.0%	95.3%	95.3%	2,330,402	9.47	Price Chopper, Marshalls
28 Jericho Turnpike	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,996,500	20.72	Kohl's

Connecticut
Town Line Plaza [5]	1998	100.0%	—	163,159	43,187	206,346	—%	100.0%	88.4%	97.6%	98.5%	1,608,715	15.46	Wal-Mart, Stop & Shop (Ahold)

Massachusetts
Methuen Shopping Center	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	56.3%	96.6%	96.6%	1,390,578	11.07	Wal-Mart, Market Basket
Crescent Plaza	1993	100.0%	—	156,985	61,017	218,002	—%	100.0%	97.5%	99.3%	99.3%	2,258,581	10.43	Home Depot, Shaw's
201 Needham Street	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	711,662	34.87	Michael's
163 Highland Avenue	2015	100.0%	—	40,505	—	40,505	—%	100.0%	100.0%	100.0%	100.0%	1,675,657	41.37	Staples, Petco

Vermont

Supplemental Report September 30, 2025 – 30

Core Portfolio Retail Properties – Detail [1]

	Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF	Key Tenants
The Gateway Shopping Center	1999	100.0%	—	73,184	29,670	102,854	—%	100.0%	88.6%	96.7%	98.2%	2,303,692	23.16	Shaw's (Albertsons), Starbucks

Illinois
Hobson West Plaza	1998	100.0%	—	51,692	47,270	98,962	—%	100.0%	76.0%	88.5%	89.8%	1,203,049	13.73	Garden Fresh Markets

Indiana
Merrillville Plaza	1998	100.0%	—	123,144	112,782	235,926	—%	78.9%	87.1%	82.8%	82.8%	2,953,274	15.12	Dollar Tree, TJ Maxx, DD's Discount (Ross)

Michigan
Bloomfield Town Square	1998	100.0%	—	153,332	81,619	234,951	—%	100.0%	100.0%	100.0%	100.0%	4,409,759	18.77	HomeGoods, TJ Maxx, Dick's Sporting Goods, Burlington

Delaware
Town Center and Other (1 property)	2003	100.0%	—	707,988	21,891	729,879	—%	100.0%	45.3%	98.4%	98.4%	12,802,040	17.83	Lowes, Dick's Sporting Goods, Target, Crunch Fitness
Market Square Shopping Center	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	100.0%	100.0%	100.0%	3,422,242	33.54	Trader Joe's, TJ Maxx
Naamans Road	2006	100.0%	—	—	19,865	19,865	—%	—%	100.0%	100.0%	100.0%	920,134	46.32	Jared Jewelers, American Red Cross

Pennsylvania
Plaza 422	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	956,954	6.12	Home Depot
Chestnut Hill	2006	100.0%	—	—	36,492	36,492	—%	—%	100.0%	100.0%	100.0%	1,000,572	27.42	—
Abington Towne Center [6]	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	92.2%	98.8%	100.0%	1,278,441	21.83	Target, TJ Maxx

Total Suburban Properties			—	2,722,457	1,015,810	3,738,267	—%	97.0%	89.7%	95.0%	95.7%	$65,642,926	$19.91

Acadia Share Total Suburban Properties			—	2,619,066	960,225	3,579,291	—%	97.1%	89.7%	95.1%	95.6%	$60,777,957	$19.29

Total REIT Properties			1,134,185	2,813,840	1,221,231	5,169,256	89.1%	97.1%	89.4%	93.5%	94.5%	$178,048,633	$38.88

Acadia Share Total REIT Properties			1,045,800	2,710,449	1,152,421	4,908,671	88.8%	97.2%	89.5%	93.6%	94.5%	$165,946,985	$38.23

Supplemental Report September 30, 2025 – 31

Core Portfolio Retail Properties – Detail [1]

1.
Excludes properties that are under development, redevelopment or pre-stabilized. For further detail, refer to the Development and Redevelopment Activity section of this Supplemental Report. The above in-place occupancy and rent figures reflects only retail spaces where leases have commenced. Leased occupancy includes both in-place leases and signed leases that have not yet commenced. ABR and ABR per square foot are based solely on in-place occupancy.
2.
Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.
The Company’s stated legal ownership is 49.99%. However, given the preferences embedded in its interests, the Company did not attribute any value to the 50.01% noncontrolling interest holders.
4.
Excludes 94,000 square feet of office GLA.
5.
Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded from ABR per square foot calculations.
6.
Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded from ABR per square footage calculations.

Supplemental Report September 30, 2025 – 32

REIT Portfolio – Top Tenants [1]
(Pro-Rata Basis)

	Number of	Combined		Percentage of Total [2]
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	408,895	$8,323,009	6.9%	4.6%
J. Crew Group [3]	6	34,902	5,656,274	0.6%	3.2%
Lululemon	4	25,539	5,389,159	0.4%	3.0%
TJX Companies [4]	9	252,043	3,105,924	4.2%	1.7%
Dick's Sporting Goods, Inc	2	149,782	2,965,770	2.5%	1.7%
Walgreens	4	68,393	2,887,312	1.1%	1.6%
PetSmart, Inc.	4	76,257	2,794,473	1.3%	1.6%
Trader Joe's	3	40,862	2,628,360	0.7%	1.5%
Fast Retailing [5]	2	32,013	2,559,401	0.5%	1.4%
ALO Yoga	2	22,566	2,505,663	0.4%	1.4%
Albertsons Companies, Inc. [6]	2	123,409	2,061,142	2.1%	1.1%
Bob's Discount Furniture	2	68,793	2,027,670	1.2%	1.1%
Watches of Switzerland [7]	2	13,863	1,809,177	0.2%	1.0%
Royal Ahold [8]	2	103,125	1,752,574	1.7%	1.0%
Patagonia	2	15,526	1,640,837	0.3%	0.9%
Gap, Inc. [9]	2	37,895	1,363,165	0.6%	0.8%
Citibank	4	16,160	1,354,382	0.3%	0.8%
The Home Depot, Inc.	2	187,914	1,345,020	3.1%	0.7%
Michaels Stores, Inc.	2	45,285	1,283,810	0.7%	0.7%
Veronica Beard	2	4,136	1,199,567	0.1%	0.7%
TOTAL	61	1,727,358	$54,652,688	28.9%	30.5%

1.
In accordance with the Company's policy of not disclosing the terms of individual leases, this list does not include tenants that operate at only one location. The following tenants with single locations that would otherwise be included in our top 20 tenants are: Vuori (106 Spring), Lowe's (Brandywine), Kohl's (28 Jericho), Bang & Olufsen (121 Spring), Vera Wang (991 Madison), and Nordstrom Rack (State and Washington).
2.
Totals may not foot due to rounding.
3.
Madewell (4 locations), J.Crew Factory (1 location), J. Crew (1 location)
4.
TJ Maxx (6 locations), HomeGoods (2 locations), Marshalls (1 location)
5.
Uniqlo (1 location), Theory (1 location)
6.
Shaw’s (2 locations)
7.
Grand Seiko (1 location), Betteridge Jewelers (1 location)
8.
Stop and Shop (2 locations)
9.
Old Navy (2 locations)

Supplemental Report September 30, 2025 – 33

REIT Portfolio – Lease Expirations
(Pro-Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	1	1,977	0.2%	$46.98	0.1%	—	—	—%	$—	—%
2025 (Remainder)	5	13,489	1.5%	142.56	2.0%	—	—	—%	—	—%
2026	28	86,305	9.3%	136.28	12.3%	11	424,984	17.9%	10.78	12.2%
2027	27	81,924	8.8%	104.53	8.9%	4	140,838	5.9%	20.24	7.6%
2028	22	247,491	26.6%	61.57	15.9%	10	477,731	20.1%	12.31	15.7%
2029	26	77,049	8.3%	112.04	9.0%	14	505,783	21.3%	15.40	20.8%
2030	24	107,429	11.6%	101.82	11.4%	5	177,026	7.4%	24.70	11.7%
2031	6	38,026	4.1%	85.89	3.4%	2	50,566	2.1%	16.97	2.3%
2032	15	65,577	7.1%	166.21	11.4%	1	12,250	0.5%	21.96	0.7%
2033	26	90,021	9.7%	126.50	11.9%	1	28,881	1.2%	14.50	1.1%
2034	8	20,758	2.2%	107.00	2.3%	1	21,804	0.9%	11.25	0.7%
Thereafter	20	98,728	10.6%	111.88	11.5%	11	539,852	22.7%	18.81	27.1%
Total [2]	208	928,773	100.0%	$103.33	100.0%	60	2,379,716	100.0%	$15.73	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		117,027					75,818
Total Square Feet [2]		1,045,800					2,710,449

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	—	—	—%	$—	—%	1	1,977	0.0%	$46.98	0.1%
2025 (Remainder)	13	44,807	4.3%	34.70	4.8%	18	58,295	1.3%	59.65	2.1%
2026	35	122,123	11.8%	27.13	10.2%	74	633,412	14.6%	31.04	11.8%
2027	36	136,781	13.3%	34.30	14.4%	67	359,543	8.3%	44.80	9.7%
2028	37	152,694	14.8%	34.42	16.1%	69	877,916	20.2%	30.04	15.9%
2029	31	128,883	12.5%	27.06	10.7%	71	711,714	16.4%	27.97	12.0%
2030	19	45,306	4.4%	39.13	5.4%	48	329,762	7.6%	51.80	10.3%
2031	15	81,283	7.9%	25.84	6.5%	23	169,875	3.9%	36.64	3.8%
2032	24	94,920	9.2%	33.37	9.7%	40	172,747	4.0%	82.99	8.6%
2033	21	85,791	8.3%	32.56	8.6%	48	204,693	4.7%	71.33	8.8%
2034	8	29,113	2.8%	28.23	2.5%	17	71,675	1.7%	45.88	2.0%
Thereafter	30	110,136	10.7%	32.65	11.0%	61	748,716	17.3%	33.12	14.9%
Total [2]	269	1,031,836	100.0%	$31.55	100.0%	537	4,340,325	100.0%	$38.23	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		120,585					313,430
Total Square Feet [2]		1,152,421					4,908,671

1.
Leases currently under month to month or in process of renewal.
2.
Totals may not foot due to rounding.

Supplemental Report September 30, 2025 – 34

REIT Portfolio – New and Renewal Rent Spreads [1]

	Quarter Ended						Year to Date
	March 31, 2025		June 30, 2025		September 30, 2025		September 30, 2025
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	3	3	3	3	8	8	14	14
GLA	18,769	18,769	6,039	6,039	22,343	22,343	47,150	47,150
New base rent	$78.60	$73.83	$176.24	$163.70	$142.06	$131.80	$121.18	$112.81
Previous base rent	$46.02	$46.41	$250.42	$285.02	$110.34	$116.99	$102.68	$110.42
Average cost per square foot	$18.80	$18.80	$131.75	$131.75	$125.72	$125.72	$83.93	$83.93
Weighted Average Lease Term (years)	4.8	4.8	7.5	7.5	7.5	7.5	6.4	6.4
Percentage growth in base rent	70.8%	59.1%	(29.6)%	(42.6)%	28.8%	12.7%	18.0%	2.2%

Renewal Leases
Number of renewal leases executed	13	13	22	22	20	20	55	55
GLA	96,232	96,232	162,226	162,226	216,286	216,286	474,745	474,745
New base rent	$30.93	$29.83	$63.21	$60.99	$43.14	$40.10	$47.52	$45.16
Expiring base rent	$24.70	$27.77	$58.50	$60.46	$33.47	$35.83	$40.25	$42.61
Average cost per square foot	$—	$—	$10.86	$10.86	$31.01	$31.01	$21.46	$21.46
Weighted Average Lease Term (years)	6.6	6.6	10.8	10.8	8.2	8.2	8.8	8.8
Percentage growth in base rent	25.2%	7.4%	8.1%	0.9%	28.9%	11.9%	18.1%	6.0%

Total New and Renewal Leases
Number of new and renewal leases executed	16	16	25	25	28	28	69	69
GLA commencing	115,001	115,001	168,265	168,265	238,629	238,629	521,895	521,895
New base rent	$38.71	$37.01	$67.28	$64.68	$52.40	$48.69	$54.17	$51.27
Expiring base rent	$28.18	$30.82	$65.39	$68.52	$40.67	$43.43	$45.89	$48.74
Average cost per square foot	$3.07	$3.07	$15.20	$15.20	$39.88	$39.88	$27.10	$27.10
Weighted Average Lease Term (years)	6.3	6.3	10.7	10.7	8.2	8.2	8.6	8.6
Percentage growth in base rent	37.4%	20.1%	2.9%	(5.6)%	28.8%	12.1%	18.1%	5.2%

1.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's construction and/or redevelopment projects (see Development and Redevelopment Activity page of this Supplemental Report) in both new and renewal leases. Renewal leases include exercised options.
2.
Rents are calculated on a straight-line (GAAP) basis and do not incorporate above- or below-market lease adjustments.
3.
Rents have not been calculated on a straight-line basis. The previous (or expiring) rent reflects the amount at the time of lease expiration, while the new rent represents the amount payable at lease commencement.
(1)

Supplemental Report September 30, 2025 – 35

REIT Portfolio – Capital Expenditures

	Quarter Ended			Year to Date
	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2025	December 31, 2024
Leasing Commissions	$1,343	$2,456	$2,569	$6,368	$4,374
Tenant Improvements	4,881	10,014	7,318	22,213	8,496
Maintenance Capital Expenditures	1,021	1,752	1,785	4,558	7,873
Total Capital Expenditures	$7,245	$14,222	$11,672	$33,139	$20,743

Supplemental Report September 30, 2025 – 36

Fund Overview

I. KEY METRICS	Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$472.0	Million [2]	$502.5	Million	$540.6	Million	$520.0	Million	$2,035.1	Million
Acadia's Commitment	$291.2	Million	$123.3	Million	$125.0	Million	$104.5	Million	$644.0	Million
Acadia's Pro-Rata Share	80.0	% [3]	24.5%		23.1%		20.1%		31.6%
Acadia's Promoted Share [1]	84.0%		39.6%		38.5%		36.1%		45.3%
Preferred Return	8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions	$559.4	Million [2]	$449.2	Million	$506.0	Million	$485.8	Million	$2,000.4	Million
Cumulative Net Distributions [4]	$172.9	Million	$616.3	Million	$221.4	Million	$169.8	Million	$1,180.4	Million
Net Distributions/Contributions	30.9%		137.2%		43.8%		35.0%		59.0%
Unfunded Commitment [5]	$0.0	Million	$0.8	Million	$24.0	Million	$34.2	Million	$59.0	Million
Investment Period Closes	Closed		Closed		Closed		Closed
Currently in a Promote Position? (Yes/No)	No		Yes		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management	Fund II & III		0%
Asset Management [6]	Fund IV		0.75% of Implied Capital
Asset Management [6]	Fund V		1.25% of Implied Capital
Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

1.
Acadia’s “Promoted Share” reflects Acadia's share of fund profits after all partners (including Acadia) have received a full return of their cumulative contributions plus their preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro-rata share of the remaining 80% of profits.
2.
The additional contributions to Fund II beyond its original Fund Size reflects prior-period distributions that were re-contributed in 2016, 2020, 2021 and 2022. These funds supported the on-going redevelopment of existing Fund II investments and included an incremental $172 million of capital contributed in connection with the City Point recapitalization. City Point is the sole remaining asset in Fund II.
3.
In the third quarter of 2025, a Fund II partner exercised its put right, and the Company acquired the partner’s 18% interest for approximately $54.4 million, increasing its ownership in Fund II from 61.67% to 80%. Refer to Note 10 in the Company’s 10-Q for the period ended September 30, 2025.
4.
All returns and distributions referenced are presented net of fees and promote.
5.
Unfunded Commitments are reserved for completing leasing and development activities at existing fund investments. These amounts may not equal the difference between Fund Size and Cumulative Contributions due to factors such as recallable distributions, the end of the investment period, or accelerated asset sales that result in released commitments.
6.
Implied Capital refers to the Fund Size less capital allocated to investments that have been sold or released.

Supplemental Report September 30, 2025 – 37

Investment Management Retail Properties – Detail [1]

	Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF	Key Tenants

Fund II Portfolio Detail

NEW YORK
New York
City Point [2]	2007	94.2%	—	330,448	206,176	536,624	—%	100.0%	44.5%	78.7%	86.5%	$20,260,167	$47.99	Primark, Target, Sephora, Basis Schools, Alamo Drafthouse, Trader Joe's, Lululemon

Total - Fund II			—	330,448	206,176	536,624	—%	100.0%	44.5%	78.7%	86.5%	$20,260,167	$47.99

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	2015	100.0%	2,522	—	—	2,522	100.0%	—%	—%	100.0%	100.0%	$300,000	$118.95	─
210 Bowery	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—	─
27 East 61st Street	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—	─
17 East 71st Street	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	2,129,561	252.56	The Row
1035 Third Avenue [3]	2015	100.0%	7,634	—	—	7,634	100.0%	—%	—%	100.0%	100.0%	1,125,346	147.41	─

BOSTON
Massachusetts
Restaurants at Fort Point	2016	100.0%	15,711	—	—	15,711	9.1%	—%	—%	9.1%	9.1%	224,438	157.50	Santander Bank

NORTHEAST
Rhode Island
650 Bald Hill Road	2015	90.0%	—	116,940	43,508	160,448	—%	100.0%	46.0%	85.3%	85.3%	2,092,896	15.28	Dick's Sporting Goods, Burlington

SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	2014	100.0%	94,693	—	—	94,693	93.3%	100.0%	—%	93.3%	93.3%	3,472,977	39.32	H&M, Warby Parker, Kendra Scott, Starbucks, Lululemon

Supplemental Report September 30, 2025 – 38

Investment Management Retail Properties – Detail [1]

	Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF	Key Tenants
WEST
California
Union and Fillmore Collection (1 property)	2015	90.0%	1,044	—	—	1,044	100.0%	—%	—%	100.0%	100.0%	82,500	79.02	Bonobos

Total - Fund IV			136,751	116,940	43,508	297,199	80.0%	100.0%	46.0%	82.9%	82.9%	$9,427,718	$38.27

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	2017	100.0%	—	153,983	70,169	224,152	—%	100.0%	99.7%	99.9%	99.9%	$4,303,243	$19.22	TJ Maxx, Best Buy, Ross Dress for Less

Texas
Wood Ridge Plaza	2022	90.0%	—	—	217,363	217,363	—%	—%	85.0%	85.0%	85.0%	4,698,048	25.42	Skechers, Diamonds Direct, Office Depot
La Frontera Village	2022	90.0%	—	310,762	223,679	534,441	—%	100.0%	87.6%	94.8%	99.5%	7,839,861	15.47	Kohl's, Hobby Lobby, Burlington, Marshalls

MIDWEST
Michigan
New Towne Center	2017	100.0%	—	126,425	64,105	190,530	—%	72.1%	96.9%	80.4%	81.5%	1,940,075	12.66	Kohl's, DSW
Fairlane Green	2017	100.0%	—	109,952	160,235	270,187	—%	100.0%	93.5%	96.2%	96.2%	5,133,584	19.76	TJ Maxx, Michaels, Burlington

NORTHEAST
Maryland
Frederick County (1 property)	2019	90.0%	—	132,794	103,713	236,507	—%	70.6%	85.5%	77.1%	79.6%	3,583,827	19.65	Lidl, Advance Auto, Starbucks

Connecticut
Tri-City Plaza	2019	90.0%	—	188,559	107,258	295,817	—%	100.0%	89.6%	96.2%	97.5%	4,517,330	15.87	TJ Maxx, HomeGoods, ShopRite

New Jersey
Midstate	2021	100.0%	—	270,423	122,466	392,889	—%	100.0%	83.0%	94.7%	95.3%	7,311,823	19.65	ShopRite, Best Buy, Ross Dress for Less, PetSmart

New York
Shoppes at South Hills	2022	90.0%	—	416,804	96,104	512,908	—%	80.7%	60.5%	77.0%	77.0%	4,840,459	12.26	ShopRite, Ashley Furniture
Mohawk Commons	2023	90.0%	—	265,140	134,058	399,198	—%	100.0%	95.2%	98.4%	100.0%	5,737,928	14.61	Lowe's, Target

Supplemental Report September 30, 2025 – 39

Investment Management Retail Properties – Detail [1]

	Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF	Key Tenants
Pennsylvania
Monroe Marketplace	2021	100.0%	—	263,376	108,276	371,652	—%	100.0%	98.5%	99.6%	99.6%	4,427,621	11.96	Kohl's, Dick's Sporting Goods, Giant Food

Rhode Island
Lincoln Commons	2019	100.0%	—	344,533	116,280	460,813	—%	100.0%	88.6%	97.1%	97.1%	6,171,125	13.79	Stop & Shop (Ahold), Marshalls, HomeGoods

Vermont
Maple Tree Place [4]	2023	100.0%	—	249,979	146,799	396,778	—%	100.0%	87.3%	95.3%	96.8%	7,383,068	19.53	Shaw's, Dick's Sporting Goods, Best Buy, Old Navy

SOUTHEAST
Virginia
Landstown Commons	2019	100.0%	—	112,068	271,168	383,236	—%	100.0%	94.7%	96.3%	98.6%	7,943,220	21.53	Best Buy, Burlington, Ross Dress for Less

Florida
Palm Coast Landing	2019	100.0%	—	73,241	98,480	171,721	—%	100.0%	96.4%	97.9%	97.9%	3,606,133	21.44	TJ Maxx, PetSmart, Ross Dress for Less
Cypress Creek	2023	100.0%	—	139,522	100,137	239,659	—%	100.0%	100.0%	100.0%	100.0%	5,265,164	21.97	Hobby Lobby, Total Wine, HomeGoods

North Carolina
Hickory Ridge	2017	100.0%	—	312,711	67,854	380,565	—%	100.0%	78.2%	96.1%	96.1%	4,646,879	12.70	Kohl's, Best Buy, Dick's Sporting Goods

Alabama
Trussville Promenade	2018	100.0%	—	346,902	116,779	463,681	—%	92.0%	82.5%	89.6%	91.2%	3,954,731	9.52	Wal-Mart, Regal Cinemas

Georgia
Canton Marketplace	2021	100.0%	—	132,569	215,397	347,966	—%	100.0%	95.5%	97.2%	98.1%	6,273,177	18.54	Dick's Sporting Goods, TJ Maxx, Best Buy
Hiram Pavilion	2018	100.0%	—	192,114	171,277	363,391	—%	100.0%	100.0%	100.0%	100.0%	5,093,411	14.02	Kohl's, HomeGoods

WEST
California
Elk Grove Commons	2018	100.0%	—	114,015	128,063	242,078	—%	100.0%	100.0%	100.0%	100.0%	5,480,754	22.64	Kohl's, HomeGoods

Supplemental Report September 30, 2025 – 40

Investment Management Retail Properties – Detail [1]

	Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF	Key Tenants
Utah
Family Center at Riverdale	2019	89.4%	—	270,287	102,121	372,408	—%	100.0%	92.5%	97.9%	97.9%	4,260,690	11.68	Target, Home Goods, Best Buy, Sierra Trading (TJX)

Total - Fund V			—	4,526,159	2,941,781	7,467,940	—%	96.0%	90.9%	94.0%	94.9%	$114,412,151	$16.30

Other Co-investment Vehicles Detail [5]

NORTHEAST
New York
Shops at Grand Avenue	2024	5.0%	—	52,336	47,501	99,837	—%	100.0%	78.3%	89.7%	89.7%	$3,292,401	$36.78	Stop & Shop (Ahold), Starbucks
SOUTHEAST
Florida
Walk at Highwoods Preserve	2024	20.0%	—	80,894	56,862	137,756	—%	100.0%	88.2%	95.1%	95.1%	2,660,006	20.30	HomeGoods, Michaels
Pinewood Square	2025	100.0%	—	113,359	90,558	203,917	—%	100.0%	96.8%	98.6%	98.6%	4,832,867	24.05	TJ Maxx, Ross Dress for Less, Five Below
Georgia
Avenue at West Cobb	2025	100.0%	—	115,326	139,120	254,446	—%	53.7%	96.8%	77.3%	77.3%	4,615,862	23.48	Barnes & Noble, Warby Parker, JCrew Factory, Jim N Nicks

Supplemental Report September 30, 2025 – 41

Investment Management Retail Properties – Detail [1]

	Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF	Key Tenants
WEST
Nevada
LINQ Promenade	2024	15.0%	—	45,097	137,829	182,926	—%	100.0%	90.5%	92.8%	99.0%	13,659,999	80.46	Yard House, Brooklyn Bowl, I Love Sugar, Starbucks, Welcome to Las Vegas, In-N-Out Burger
Total - Other Co-investment Vehicles			—	407,012	471,870	878,882	—	86.9%	92.0%	89.7%	90.9%	$29,061,135	$36.88

TOTAL INVESTMENT MANAGEMENT PROPERTIES			136,751	5,380,559	3,663,335	9,180,645	80.0%	95.6%	87.9%	92.3%	93.7%	$173,161,171	$20.44

Acadia Share of Total Investment Management Properties			31,593	1,407,316	1,001,241	2,440,150	80.0%	93.8%	84.6%	89.8%	91.8%	$52,000,235	$23.72

1.
Excludes properties currently under development. For details, refer to Development and Redevelopment Activity section of this Supplemental Report. The above in-place occupancy and rent figures reflect only those retail spaces where leases have commenced. Leased occupancy includes both in-place occupancy and signed leases that have not yet commenced. ABR and ABR per square foot are based on in-place occupancy.
2.
In place occupancy excludes short-term percentage rent.
3.
Property also includes 12,371 square feet of 2nd floor office space and a 29,760 square foot parking garage (13 spaces).
4.
Property also includes 93,259 square feet of office space.
5.
Ownership percentages for other co-investment vehicles are presented at our pro-rata share.

Supplemental Report September 30, 2025 – 42

Investment Management Lease Expirations
(Pro-Rata Basis)

	FUND II						FUND IV
		GLA		ABR				GLA		ABR
	Leases	Expiring	Percent		Percent		Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Year	Expiring	SF	of Total	PSF	of Total
M to M [1]	—	—	—%	$—	—%	M to M [1]	—	—	—%	$—	—%
2025 (Remainder)	1	758	0.2%	157.59	0.8%	2025 (Remainder)	2	583	1.1%	118.95	3.3%
2026	2	4,075	1.3%	100.40	2.7%	2026	2	731	1.4%	86.26	3.0%
2027	3	20,005	6.2%	84.87	11.0%	2027	5	3,245	6.0%	57.86	8.8%
2028	1	722	0.2%	219.00	1.0%	2028	7	4,563	8.5%	109.01	23.4%
2029	1	18,722	5.8%	35.14	4.3%	2029	4	14,941	27.8%	24.05	16.9%
2030	—	—	—%	—	—%	2030	2	664	1.2%	63.94	2.0%
2031	—	—	—%	—	—%	2031	3	1,488	2.8%	83.74	5.9%
2032	2	97,232	30.3%	12.50	7.9%	2032	4	19,666	36.6%	20.47	18.9%
2033	3	15,420	4.8%	59.03	5.9%	2033	3	4,874	9.1%	23.45	5.4%
2034	3	9,859	3.1%	137.72	8.8%	2034	4	1,199	2.2%	44.97	2.5%
Thereafter	10	154,061	48.0%	57.59	57.6%	Thereafter	2	1,807	3.4%	118.81	10.1%
Total [2]	26	320,855	100.0%	$47.99	100.0%	Total [2]	38	53,760	100.0%	$39.61	100.0%

		86,979	Total Vacant [2]					11,218	Total Vacant [2]
		407,834	Total Square Feet [2]					64,979	Total Square Feet [2]

	FUND V						OTHER CO-INVESTMENT VEHICLES
		GLA		ABR				GLA		ABR
	Leases	Expiring	Percent		Percent		Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total		Expiring	SF	of Total	PSF	of Total
M to M [1]	5	1,103	0.1%	$24.14	—%	M to M [1]	—	—	—%	$—	0.1%
2025 (Remainder)	28	23,964	1.8%	19.24	6.0%	2025 (Remainder)	5	1,800	0.4%	50.70	0.7%
2026	94	120,158	8.8%	19.33	11.0%	2026	19	56,939	12.5%	21.02	9.8%
2027	91	204,538	15.0%	13.52	13.0%	2027	22	51,851	11.4%	26.00	11.1%
2028	93	175,111	12.8%	18.95	15.0%	2028	30	112,241	24.7%	22.46	20.7%
2029	96	213,939	15.7%	15.77	15.0%	2029	30	64,523	14.2%	44.81	23.7%
2030	72	212,929	15.6%	15.24	12.0%	2030	18	52,706	11.6%	25.39	11.0%
2031	31	67,752	5.0%	14.78	5.0%	2031	5	33,863	7.5%	21.05	5.8%
2032	34	74,981	5.5%	16.16	5.0%	2032	2	8,966	2.0%	—	1.8%
2033	33	78,410	5.8%	16.33	6.0%	2033	8	34,978	7.7%	23.23	6.7%
2034	41	90,202	6.6%	16.90	7.0%	2034	8	12,220	2.7%	32.07	3.2%
Thereafter	42	100,161	7.3%	17.46	5.0%	Thereafter	8	23,667	5.2%	27.79	5.4%
Total [2]	660	1,363,248	100.0%	$16.34	100.0%	Total [2]	155	453,755	100.0%	$26.87	100.0%

		85,744	Total Vacant [2]					64,590	Total Vacant [2]
		1,448,992	Total Square Feet [2]					518,345	Total Square Feet [2]

Supplemental Report September 30, 2025 – 43

Investment Management Lease Expirations
(Pro-Rata Basis)

	TOTAL INVESTMENT MANAGEMENT
		GLA		ABR
	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total
M to M [1]	5	1,103	0.1%	$40.46	0.1%
2025 (Remainder)	36	27,105	1.2%	27.35	1.4%
2026	117	181,903	8.3%	21.94	7.7%
2027	121	279,640	12.8%	21.45	11.5%
2028	131	292,637	13.4%	22.19	12.5%
2029	131	312,125	14.2%	23.33	14.0%
2030	92	266,300	12.2%	17.37	8.9%
2031	39	103,103	4.7%	17.84	3.5%
2032	42	200,845	9.2%	15.16	5.9%
2033	47	133,680	6.1%	23.32	6.0%
2034	56	113,481	5.2%	29.33	6.4%
Thereafter	62	279,697	12.8%	41.09	22.1%
Total [2]	879	2,191,619	100.0%	$23.73	100.0%

		248,531	Total Vacant [2]
		2,440,150	Total Square Feet [2]

1.
Leases currently under month to month or in process of renewal.
2.
Totals may not foot due to rounding.

Supplemental Report September 30, 2025 – 44

Development and Redevelopment Activity

					Acadia's Pro-rata Share (in millions)
Property	AKR Pro-rata share	Location	Estimated Stabilization	Est. Sq ft Upon Completion	Costs incurred from development / redevelopment	Total Costs to Date	Estimated Future Range		Estimated Total Range
REIT

Development:
Henderson Avenue Expansion [1]	100.0%	Dallas, TX	2027/2028	176,000	$56.3	$80.3	$108.7	$127.6	$189.0	$207.9

Redevelopment:
555 9th Street	100.0%	San Francisco, CA	TBD	149,000	17.3	159.0	7.7	17.7	166.7	176.7
840 N. Michigan Avenue	94.4%	Chicago, IL	TBD	87,000	0.2	156.6	TBD	TBD	TBD	TBD
Brandywine Holdings	100.0%	Wilmington, DE	2026	138,000	0.4	24.4	9.7	11.7	34.1	36.1
Westshore Expressway	100.0%	Staten Island, NY	TBD	55,000	—	18.6	TBD	TBD	TBD	TBD
Mark Plaza	100.0%	Edwardsville, PA	TBD	107,000	—	3.7	TBD	TBD	TBD	TBD
Bedford Green	100.0%	Bedford Hills, NY	TBD	91,000	0.1	50.8	TBD	TBD	TBD	TBD
Total REIT Redevelopment					$18.0	$413.1	$17.4	$29.4	$200.8	$212.8

Total REIT Development and Redevelopment					$74.3	$493.4	$126.1	$157.0	$389.8	$420.7

INVESTMENT MANAGEMENT

Development:
FUND III
Broad Hollow Commons	24.5%	Farmingdale, NY	2026/2027	TBD	$5.6	$8.6	TBD	TBD	TBD	TBD

Redevelopment:
FUND IV
717 N. Michigan Avenue	23.1%	Chicago, IL	TBD	TBD	0.9	27.8	TBD	TBD	TBD	TBD
Total Investment Management Development and Redevelopment					$6.5	$36.4	$—	$—	$—	$—

Total REIT and Investment Management Development and Redevelopment					$80.8	$529.8	$126.1	$157.0	$389.8	$420.7

Supplemental Report September 30, 2025 – 45

Development and Redevelopment Activity

Property	AKR Pro-rata share	Location	Estimated Stabilization	Est. Sq ft Upon Completion
Pre-Stabilized:
85 5th Avenue (REIT)	100.0%	New York, NY	2025	13,000
664 N. Michigan Avenue (REIT)	100.0%	Chicago, IL	2025	17,000
210 Bowery (Fund IV)	23.1%	New York, NY	2025	2,538
1035 Third Avenue (Fund IV)	23.1%	New York, NY	2025	7,634
801 Madison (Fund IV)	23.1%	New York, NY	2026	2,522
27 E 61st Street (Fund IV)	23.1%	New York, NY	2026	4,177
2323-2409 Henderson Avenue (REIT)	100.0%	Dallas, TX	2026	38,500
City Center (REIT)	100.0%	San Francisco, CA	2026	241,000
Route 6 Mall (REIT)	100.0%	Honesdale, PA	2026	154,000
City Point (Fund II)	80.0%	Brooklyn, NY	2026/2027	536,198
651-671 West Diversey (REIT)	100.0%	Chicago, IL	2026/2027	40,000

1.
The Company intends to partner with Ignite-Rebees DevCo LLC, and expects to retain a controlling 95% interest.

Supplemental Report September 30, 2025 – 46

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding (i) gains (or losses) from sales of depreciated properties; (ii) depreciation and amortization; (iii) impairment of real estate assets related to the Company’s main business and land held for the development of property for its operating portfolio; (iv) gains (losses) from change in control and (v) after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its RCP investments such as Albertsons in FFO.

The Company also provides another supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, stock-based compensation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

The Company may also provide from time to time another supplemental disclosure of operating performance, FFO Before Special Items. The Company defines FFO Before Special Items as FFO adjusted for certain unusual items including (i) charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio; (ii) the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its investments in Albertsons and (iii) any realized income or gains from the Company’s investment in Albertsons.

It should be noted that the Company’s methods of calculating FFO, AFFO or FFO Before Special Items may be different from methods used by other REITs and, accordingly, may not be comparable to such metrics used by other REITs. FFO, AFFO and FFO Before Special Items do not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. None of these measures should be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

Supplemental Report September 30, 2025 – 47

Important Notes

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, same-property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-property NOI includes properties in our REIT Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and same-property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and same-property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

Supplemental Report September 30, 2025 – 48